UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262 - 7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Spectral” and the “Company” refer to Spectral Capital Corporation, Inc., a Nevada corporation and its consolidated subsidiaries following the Closing (as defined below).

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2025, Spectral Capital Corporation (“Spectral”) entered into a binding term sheet with Telvantis Voice Services, Inc. (“Telvantis”), a Florida corporation, pursuant to which Spectral will acquire 100% of the issued and outstanding capital stock of Telvantis (the “Transaction”).

Pursuant to the term sheet:

•The consideration consists of 10,000,000 shares of common stock of Spectral, including:

o1,500,000 initial shares issued at closing; and

oup to 8,500,000 additional earn-out shares, subject to performance milestones.

•Telvantis shareholders may earn the additional shares if Telvantis achieves certain 2026 operating profit and/or revenue milestones, including:

o$10,000,000 annualized operating profit, or

o$665,000,000 in annualized revenue at comparable margins.

•Shares will be subject to a 12-month lock-up period, with potential extension or cancellation if performance milestones are not met.

•Closing of the Transaction is subject to customary conditions, including:

ocompletion of due diligence,

odelivery of audited financial statements prepared under U.S. GAAP and audited by a PCAOB-registered accounting firm, and oboard approvals of both parties.

The term sheet is binding and enforceable upon execution, and the parties intend to negotiate and enter into a definitive stock purchase agreement and related documents.

The common stock trades on the OTC under the symbol “FCCN.”

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Spectral’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding Spectral’s intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Spectral and the markets in which Spectral operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Spectral.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Binding Term Sheet dated September 29, 2025, by and among Spectral Capital Corporation and Telvantis Voice Services Inc.
99.1	Press Release issued by Spectral Capital on October 1, 2025.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: October 1, 2025	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer, President